SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.
                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               _________________

                                 June 21, 1999
                       (Date of earliest event reported)


                             ROHM AND HAAS COMPANY
              (Exact name of registrant as specified in charter)

                             _____________________
                                   Delaware
                           (State of Incorporation)

                                    1-3507
                           (Commission File Number)

                                  23-1028370
                       (IRS Employer Identification No.)

         100 Independence Mall West, Philadelphia, Pennsylvania 19106
              (Address of Principal Executive Offices)(Zip Code)

                                 (215) 592-3000
             (Registrant's Telephone Number, Including Area Code)
              ___________________________________________________

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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          The merger (the "Merger") of Morton Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of Rohm and Haas Company (the "Company"), with and into Morton International, Inc. ("Morton") was completed on June 21, 1999. As a result of the Merger, Morton has become a wholly owned subsidiary of the Company. In the Merger, each share of common stock par value $1.00 per share, of Morton (other than shares held in the treasury of Morton and each share owned by the Company or Merger Sub, in each case immediately prior to the Effective Time, which were canceled and retired without any conversion thereof) issued and outstanding immediately prior to such consummation was canceled, extinguished and converted into the right to receive (A) .368776 of a share of common stock, par value $2.50 per share ("Company Common Stock"), of the Company and (B) cash in an amount equal to $24.55. The Company will issue, in aggregate, approximately 45.1 million shares of Company Common Stock and pay approximately $3.4 billion in cash merger consideration.
The cash portion of the consideration to be paid in the Merger will be funded by the Company with a combination of internally generated funds and external financing.

          The basic terms of the Merger were described in the Joint Proxy Statement/Prospectus of Morton and the Company dated May 21, 1999, which was included in the Company's Registration Statement on Form S-4 (No. 333-78993).

          Morton's primary business is the manufacturing of specialty chemicals and salt products. The Company currently intends to continue such business.

          Copies of the Company's press releases announcing the results of the stockholder votes and the completion of the Merger are filed as exhibits hereto and incorporated by reference herein.

Item 5.   Other Events.
          ------------

          The Company has agreed to settle a claim by the buyer of the Company's interest in the AtoHaas joint venture covering the value of certain joint venture assets for amounts up to $23.5 million.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.

          1. Audited consolidated balance sheet of Morton and subsidiaries as of June 30, 1998 and June 30, 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended June 30, 1998.
               (incorporated by reference to Morton's Annual Report on Form 10-K for the fiscal year ended June 30, 1998)

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          2.   Unaudited consolidated balance sheet of Morton and
               subsidiaries as of March 31, 1999, unaudited consolidated statements of income and retained earnings for the nine months ended March 31, 1999 and March 31, 1998 and unaudited consolidated statements of cash flows for the nine months ended March 31, 1999 and March 31, 1998. (incorporated by reference to Morton's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999)

(b)  Pro Forma Financial Information.

     Unaudited pro forma combined balance sheet as of March 31, 1999 and the unaudited pro forma combined statements of income for the year ended December 31, 1999 and the three months ended March 31, 1999. (incorporated by reference to pages 78-95 of the Registration Statement on Form S-4 ( No. 333-78993), filed May 21, 1999)

(c)  Exhibits.

     (99.1)    Press Release dated June 21, 1999.

     (99.2)    Press Release dated June 21, 1999.

     (99.3) Audited consolidated balance sheet of Morton and subsidiaries as of June 30, 1998 and June 30, 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended June 30, 1998. (incorporated by reference to pages 24-37 of Exhibit 13(a) to Morton's Annual Report on Form 10-K for the fiscal year ended June 30, 1998)

     (99.4) Unaudited consolidated balance sheet of Morton and subsidiaries as of March 31, 1999, unaudited consolidated statements of income and retained earnings for the three months ended March 31, 1999 and March 31, 1998 and for the nine months ended March 31, 1999 and March 31, 1998 and unaudited consolidated statements of cash flows for the nine months ended March 31, 1999 and March 31, 1998. (incorporated by reference to pages 3-7 of Morton's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999)

     (99.5) Unaudited pro forma combined balance sheet as of March 31, 1999 and the unaudited pro forma combined statements of income for the year ended December 31, 1999 and the three months ended March 31, 1999. (incorporated by reference to pages 78-95 of the Registration Statement on Form S-4 ( No. 333-78993), filed May 21, 1999)

     (99.6)    Consent of Ernst & Young LLP


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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROHM AND HAAS COMPANY

                                  By:   /s/ Robert P. Vogel
                                     --------------------------------------
                                      Name:  Robert P. Vogel
                                      Title: Vice President and General
                                             Counsel



Date:  June 28, 1999































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                                 EXHIBIT INDEX


Exhibit No.                         Exhibit
-----------                         -------

 (99.1)           Press Release dated June 21, 1999

 (99.2)           Press Release dated June 21, 1999

 (99.3) Audited consolidated balance sheet of Morton and subsidiaries as of June 30, 1998 and June 30, 1997, and the related consolidated statements of income and cash flows for each of the three years in the period ended June 30, 1998. (incorporated by reference to pages 24-37 of Exhibit 13(a) to Morton's Annual Report on Form 10-K for the fiscal year ended June 30, 1998)

 (99.4) Unaudited consolidated balance sheet of Morton and subsidiaries as of March 31, 1999, unaudited consolidated statements of income and retained earnings for the nine months ended March 31, 1999 and March 31, 1998 and unaudited consolidated statements of cash flows for the nine months ended March 31, 1999 and March 31, 1998. (incorporated by reference to pages 3-7 of Morton's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999)

 (99.5) Unaudited pro forma combined balance sheet as of March 31, 1999 and the unaudited pro forma combined statements of income for the year ended December 31, 1999 and the three months ended March 31, 1999. (incorporated by reference to pages 78-95 of the Registration Statement on Form S-4 (No. 333-78993), filed May 21, 1999)

 (99.6)           Consent of Ernst & Young LLP










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